Exhibit 99


Contact:
Larry Crawford, CFO
Extension 104


                   GMAI Announces Fiscal Third Quarter Results

                      Aggregate Sales Up 22% to $31,350,000



West Caldwell, New Jersey, May 12, 2003 - A spokesperson for Greg Manning Auctions, Inc. (NASDAQ-GMAI) announced today the results for the Company's fiscal 3rd quarter and the nine months ending March 31, 2003. The Company achieved aggregate sales of $31,350,000 for the 3rd quarter of fiscal 2003, against aggregate sales of $25,606,000 for the similar quarter in 2002. For the nine months ending March 31, 2003, aggregate sales totaled $84,005,000 versus $71,467,000 for the nine months ending March 31, 2002, an increase of 18%. Revenue was reported at $26,595,000 for the 3rd quarter of fiscal 2003, against $22,053,000 for the 3rd quarter of fiscal 2002. Revenue for the nine-month period ending March 31, 2003 jumped to $71,364,000 versus $58,169,000 in the prior year, an increase of 23%. The Company's profit per share for the first nine months of fiscal 2003 was 0.06(cent) per share, compared to a loss of 0.21(cent) per share in the similar period of fiscal 2002.

Net profit for the fiscal third quarter of 2003 totaled $2,071,000 or 0.16(cent) profit per share, compared to a loss of $664,000 or 0.05(cent) per share in the similar quarter of fiscal 2002.

Greg Manning, CEO and President, stated "GMAI's third quarter of fiscal 2003 continued the excellent sales and revenue growth of the first half of our fiscal year and, most importantly, the Company recorded an operating profit for the quarter, which was further augmented by a one-time gain, producing a profit for the quarter and the first nine months of fiscal 2003." He continued, "Our fourth quarter results will reflect our first auction in Hong Kong, which proved very successful in spite of the SARS virus, and we have several additional major auctions scheduled for the fourth quarter. In addition, the rare coin market continues to exhibit strength, and our coin revenues reflect that strength."

Larry Crawford, GMAI's Chief Financial Officer, stated, "The financial improvement made by GMAI this year wi1l, I believe, be enhanced by our planned Auctentia acquisitions, which we anticipate closing during our fiscal fourth quarter."


About Greg Manning Auctions, Inc.
---------------------------------
Greg Manning Auctions, Inc. (GMAI) is a global collectibles auctioneer and merchant, with both Internet and live auctions and operations in North America and Asia. In North America, GMAI is a leading traditional and electronic -- Internet, interactive telephone, and Internet and live simulcast -- auctioneer and merchant/dealer of collectibles. Coins, stamps, sports cards, and affordable fine art are offered at http://www.gregmanning.com and http://www.teletrade.com.

                                      # # #

            Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Those factors include the parties' abilities to develop, implement, integrate, and launch the services and offerings described herein, and other factors discussed in the "forward-looking information" or "risk factors" sections included in the companies' prospectuses, quarterly reports on Form 10-Q, and annual reports on Form 10-K.


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

                           GREG MANNING AUCTIONS, INC.
                      Consolidated Statements of Operations
                  For the Three and Nine Months Ended March 31,
                  (amounts in thousands except per share data)
                                   (unaudited)

                                                      Three Months Ended                  Nine Months Ended
                                                          March 31,                           March 31,
                                                  ------------------------           ------------------------
                                                    2002            2003               2002            2003
                                                  --------        --------           ---------       --------

Aggregate Sales                                   $ 25,606        $ 31,350           $ 71,467        $ 84,005

 Operating Revenues
 Sales of merchandise                             $ 20,964        $ 25,619           $ 55,330        $ 68,446

 Commissions earned                                  1,089             976              2,839           2,918
                                                  --------        --------           --------        --------
 Total Revenues                                     22,053          26,595             58,169          71,364

 Cost of merchandise sold                           19,403          23,386             50,934          63,255
                                                  --------        --------           --------        --------
       Gross profit                                  2,650           3,209              7,235           8,109

 Operating Expenses
 General and Administration                          1,116           1,220              3,493           3,773
 Salaries and Wages                                  1,093           1,232              3,307           3,547
 Depreciation and Amortization                         343             121              1,046             365
 Marketing                                             402             435              1,082           1,146
                                                  --------        --------           --------        --------
 Total Operating Expense                             2,954           3,008              8,928           8,831
                                                  --------        --------           --------        --------
       Operating Income  (Loss)                       (304)            201             (1,693)           (722)
                                                  --------        --------           --------        --------

 Other Income (expense)
 Interest Income                                        62              48                130             115
 Interest Expense                                     (222)           (213)              (603)           (664)
 Loss on operations of investee                       --              --                 (250)           --
 Gain from sale of investee -
   related party                                      --             2,035               --             2,035
                                                  --------        --------           --------        --------

 Income (Loss) before income taxes                    (464)          2,071             (2,416)            764
 Provision for income taxes                            200            --                  200            --
                                                  --------        --------           --------        --------
      Net Income (Loss)                           $   (664)       $  2,071           $ (2,616)       $    764
                                                  ========        ========           ========        ========

     EBITDA                                       $     39        $  2,357           $   (897)       $  1,678
                                                  ========        ========           ========        ========

 Net Earnings (Loss) per Share
Weighted average shares outstanding                 12,695          12,704             12,323          12,704
Basic Earnings (loss) per share                   $  (0.05)       $   0.16           $  (0.21)       $   0.06
                                                  ========        ========           ========        ========

EBITDA Earnings (Loss) per Share
Weighted average shares outstanding                 12,695         12, 704             12,323          12,704
Basic EBITDA Earnings (loss) per share            $   0.00        $   0.19           $  (0.07)       $   0.13
                                                  ========        ========           ========        ========

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

                           Greg Manning Auctions, Inc.
                  Reconciliation of Operating Income (Loss) to
                                     EBITDA
               (Earnings Before Interest, Taxes, Depreciation and
                                  Amortization)
                             (Amounts in Thousands)


                                               Three Months Ended             Nine Months Ended
                                                    March 31,                     March 31,
                                             ----------------------         -----------------------
                                               2002          2003             2002           2003
                                             -------        -------         --------       --------

Operating Income (Loss)                      $  (304)       $   201         $(1,693)       $  (722)

Plus:
Depreciation and Amortization                    343            121           1,046            365
Loss From Operations of Investee                --             --              (250)          --
Gain on Sale of Investee - related party        --            2,035            --            2,035
                                             -------        -------         -------        -------
EBITDA                                       $    39        $ 2,357         $  (897)       $ 1,678
                                             =======        =======         =======        =======